As filed with the Securities and Exchange Commission on August 6, 2001 Registration No. 333-_____________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              MCKESSON CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware
   (State or other jurisdiction of                    94-3207296
    incorporation or organization)      (I.R.S. Employer  Identification No.)

                      One Post Street
                 San Francisco, California              94104
         (Address of Principal Executive Offices)     (Zip Code)

            MCKESSON CORPORATION 1997 NON-EMPLOYEE DIRECTORS' EQUITY
                         COMPENSATION AND DEFERRAL PLAN
                              (Full Title of Plan)

         Kristina Veaco                           Ivan D. Meyerson
   Assistant General Counsel                   Senior Vice President,
    and Assistant Secretary          General Counsel and Corporate Secretary
        One Post Street                          One Post Street
    San Francisco, CA 94104                  San Francisco, CA 94104
                    (Name and address of agents for service)

                                 (415) 983-8300
         (Telephone number, including area code, of agents for service)

The Registration Statement will become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                         CALCULATION OF REGISTRATION FEE

------------------------------ ----------------------- ------------------------ ----------------------- ------------------------
  Title of Securities to be         Amount to be          Proposed Maximum         Proposed Maximum     Amount of Registration
         Registered                  Registered          Offering Price Per       Aggregate Offering              Fee
                                                              Share(1)                 Price(1)
------------------------------ ----------------------- ------------------------ ----------------------- ------------------------
 Common Stock par value $.01
          per share                           786,000                   $38.18          $30,009,480                $7,502.37
------------------------------ ----------------------- ------------------------ ----------------------- ------------------------

(1) The price per share was calculated in accordance with Rule 457(c) and (h) for purposes of calculating the registration fee. The maximum aggregate offering price was computed by multiplying 786,000 shares by the average of the high and low price of the stock on August 10, 2001 the Common Stock prior to the occurrence of certain events.

Pursuant to Rule 416(a) this Registration Statement also covers such undetermined number of additional shares of Common Stock as is necessary to eliminate any dilutive effect of any future stock split or stock dividend. No additional registration fee is required.

                       EXPLANATORY NOTE AND INCORPORATION
                       OF CERTAIN INFORMATION BY REFERENCE
                  PURSUANT TO GENERAL INSTRUCTION E OF FORM S-8

         The Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

         The Registrant's Form S-8 Registration Statements filed with the Securities and Exchange Commission on August 1, 1997 (File Number 333-32645) and on December 23, 1997 (File Number 333-43079) are hereby incorporated by reference.

Incorporation of Certain Documents by Reference

         The following documents previously filed or to be filed by the Registrant with the Securities and Exchange Commission are hereby incorporated by reference in this Registration Statement:

         (a)    Annual Report on Form 10-K for the fiscal year ended March 31,
                2001.

         (b)    Quarterly Report on Form 10-Q for the quarter ended June 30,
                2001.

         (c) The description of Registrant's common stock contained in the Registrant's Registration Statement on Form 10 (File No. 1-13252) and the Rights Agreement dated as of October 21, 1994 and Amendment No. 1 thereto dated October 19, 1998 between the Registrant and First Chicago Trust Company of New York, as Rights Agent, filed as Exhibits 4.1 and 4.2, respectively, to the Registrant's Annual Report on Form 10-K for the fiscal year ended March, 31, 2001.

         All documents subsequently filed by the Registrant pursuant to Sections 13 (a), 13 (c), 14 or 15 (d) of the Securities Exchange Act of 1934 shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents until a post-effective amendment of this Registration Statement is filed which indicates that all securities being offered hereby have been sold or which deregisters all securities than remaining unsold.

PART II.  INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits

Exhibit
No.              Description
---------------------------------------------------------

 4               Rights Agreement dated as of October 21, 1994 and Amendment No.
                 1 thereto dated October 19, 1998 between the Registrant and First Chicago Trust Company of New York, as Rights Agent, filed as Exhibits 4.1 and 4.2 respectively, to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 and incorporated by reference herein.

 5 Opinion of Ivan D. Meyerson, Senior Vice President, General Counsel and Corporate Secretary of the Registrant regarding the legality of the securities being offered.

23.1 Consent of Ivan D. Meyerson, Senior Vice President, General Counsel and Corporate Secretary of the Registrant regarding the legality of the securities being offered. (Included in Exhibit
                 5)

23.2             Consent of Deloitte & Touche LLP.


24.1 Powers of Attorney pursuant to which certain officers and directors of the Registrant signed this Registration Statement.

24.2 Power of Attorney pursuant to which an officer of the Registrant signed this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 13th day of August 2001.

                                       McKesson Corporation
                                       (Registrant)



                                       By: /s/ IVAN D. MEYERSON
                                           -----------------------------
                                           Ivan D. Meyerson
                                           Senior Vice President,
                                           General Counsel and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 13th day of August 2001.

Signature and Title

/s/             *
------------------------------------
Alan J. Seelenfreund
Chairman of the Board and Director

/s/             *
------------------------------------
John H. Hammergren
Chief Executive Officer and Director
(Principal Executive Officer)

/s/             *
------------------------------------
William R. Graber
Senior Vice President and Chief
Financial Officer
(Principal Financial Officer)

/s/             *
------------------------------------
Nigel A. Rees
Vice President and Controller
(Principal Accounting Officer)

/s/             *
------------------------------------
Alfred C. Eckert III
Director

/s/             *
------------------------------------
Tully M. Friedman
Director

/s/             *
------------------------------------
M. Christine Jacobs
Director

/s/             *
------------------------------------
Martin M. Koffel
Director

/s/             *
------------------------------------
Gerald E. Mayo
Director

/s/             *
------------------------------------
James V. Napier
Director

/s/             *
------------------------------------
Carl E. Reichardt
Director

/s/             *
------------------------------------
Jane E. Shaw
Director


*By:  /s/ IVAN D. MEYERSON (Attorney-in-Fact)
      ---------------------------------------
      Ivan D. Meyerson

                                  EXHIBIT INDEX


Exhibit
No.              Description
---------------------------------------------------------

 4               Rights Agreement dated as of October 21, 1994 and Amendment No.
                 1 thereto dated October 19, 1998 between the Registrant and First Chicago Trust Company of New York, as Rights Agent, filed as Exhibits 4.1 and 4.2 respectively, to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 and incorporated by reference herein.

 5 Opinion of Ivan D. Meyerson, Senior Vice President, General Counsel and Corporate Secretary of the Registrant regarding the legality of the securities being offered.

23.1 Consent of Ivan D. Meyerson, Senior Vice President, General Counsel and Corporate Secretary of the Registrant regarding the legality of the securities being offered. (Included in Exhibit
                 5)

23.2             Consent of Deloitte & Touche LLP.

24.1 Powers of Attorney pursuant to which certain officers and directors of the Registrant signed this Registration Statement.

24.2 Power of Attorney pursuant to which an officer of the Registrant signed this Registration Statement.